UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Driehaus Mutual Funds

(Name of Registrant as Specified in Its Charter)

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DRIEHAUS MUTUAL FUNDS

Driehaus Frontier Emerging Markets Fund

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

July     , 2015

Dear Shareholder:

I am writing to invite you to attend a special meeting of shareholders of the Driehaus Frontier Emerging Markets Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), to be held at 10:00 a.m., Central time, Monday, August 10, 2015, at the offices of the Trust at 25 East Erie Street, Chicago, Illinois 60611. At this meeting, you are being asked to vote on a proposal to change the Fund’s fundamental investment policy regarding concentration. The Adviser believes that the new investment policy will provide flexibility to position the Fund’s portfolio by reference to the relative weightings of industries within the Fund’s benchmark index. The Board of Trustees of the Trust has approved the proposal and recommends that you vote in favor of the proposal.

The enclosed materials provide more information about the proposal. Please review and consider the proposal carefully. Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage-prepaid envelope provided.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

Robert H. Gordon President

DRIEHAUS MUTUAL FUNDS

Driehaus Frontier Emerging Markets Fund

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 10, 2015

July     , 2015

To the Shareholders:

You are invited to attend a special meeting of the shareholders of the Driehaus Frontier Emerging Markets Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), to be held in the offices of the Trust at 25 East Erie Street, Chicago, Illinois 60611, on August 10, 2015 at 10:00 a.m., Central time, for the following purpose and to transact such other business, if any, as may properly come before the meeting:

1.	To change the Fund’s fundamental investment policy regarding concentration.

The Board of the Trust has fixed the close of business on July 16, 2015 as the record date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

By order of the Board

[Signature]

Robert H. Gordon President

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

PROXY STATEMENT

DRIEHAUS MUTUAL FUNDS

Driehaus Frontier Emerging Markets Fund (the “Fund”)

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

July     , 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 10, 2015:

The Proxy Materials are available at                                 .

GENERAL

The accompanying proxy is solicited by the Board of Trustees (the “Board” and each member thereof a “Trustee”) of Driehaus Mutual Funds (the “Trust”) for voting at the special meeting of shareholders of the Fund to be held on August 10, 2015 at 10:00 a.m., Central time, at the Trust’s offices at 25 East Erie Street, Chicago, Illinois 60611, and at any and all adjournments thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about July     , 2015.

Shareholders are being asked to consider and vote on the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1	To change the Fund’s fundamental investment policy regarding concentration.

A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the shares of the Fund represented in person or by proxy will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, approval of the proposal to change the Fund’s fundamental investment limitation regarding concentration requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

In tallying shareholder votes for the Meeting, abstentions (i.e., shares for which a proxy is presented that abstains from voting) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Abstentions and broker non-votes will have the effect of a vote against Proposal 1.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Shareholders who execute proxies in any of the above manners may revoke the proxies at any time before they are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. For directions on how to attend the Meeting in person, please call 1-888-636-8835.

The Board has fixed the close of business on July 16, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, 1,140,714.871 shares of the Fund were issued and outstanding.

PROPOSAL 1: TO CHANGE THE FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION

Background and Reasons for the Proposal

The Board has approved and recommends that shareholders approve a change to the Fund’s fundamental investment policy related to concentration. Currently, the Fund’s fundamental investment policy related to concentration states that the Fund may invest no more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of issuers in any particular industry. Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser, proposed the change to permit the Fund to invest more than 25% of its total assets (but not more than 35%), taken at market value at the time of a particular purchase, in the securities of any one industry if, at the time of purchase, that industry represents 20% or more of the Fund’s primary benchmark index, currently the MSCI Frontier Markets Index (the “Index”).

The Fund is not an index fund that seeks to replicate the Index. However, the Index has significant concentrations in certain industries, and the current 25% limitation on investment in any industry may negatively impact the Fund’s performance. The proposed change would give the Adviser useful flexibility to position the Fund’s portfolio to reduce such risk when the Adviser deems appropriate. Although concentration in one or more industries can expose the Fund to greater risk should those industries underperform, the Adviser is of the view that it is important to have the flexibility to concentrate in those industries that currently represent a significant portion of the Index.

The Proposal

For the reasons discussed above, the Board has approved, and recommends that shareholders of the Fund approve, a proposal to change the Fund’s fundamental investment policy regarding concentration as follows:

Current Fundamental Investment Policy Regarding Concentration

The Fund may not invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

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Proposed Fundamental Investment Policy Regarding Concentration

The Fund may not invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that the Fund may invest up to 35% of its total assets (taken at market value at the time of a particular purchase) in the securities of issuers in any one industry if, at the time of purchase, that industry represents 20% or more of the Fund’s primary benchmark index. This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Recommendation of the Board

The Board recommends that shareholders of the Fund vote FOR the proposed change to the Fund’s fundamental investment policy regarding concentration.

Fund Ownership

The table below lists all shareholders known to the Trust to be record holders or beneficial owners of more than 5% of the Fund as of July 16, 2015.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Class
Driehaus Companies Profit Sharing Plan & Trust 25 E. Erie St., Chicago, IL 60611	378,176.055	33.15%

BNYM I S Trust Co Rollover IRA for Richard H. Driehaus 25 E. Erie St., Chicago, IL 60611	155,900.000	13.67%

Driehaus Family Partnership, L.P. 25 E. Erie St., Chicago, IL 60611	62,900.000	5.51%

Driehaus Trust Company LLC, Trustee for Richard H. Driehaus 2010 Descendants Trust U/A 7/1/2010 25 E. Erie St., Chicago, IL 60611	60,500.000	5.30%

A shareholder who beneficially owns more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund, as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. As shown in the table above, a number of shareholders who are affiliated with the Adviser or under common control with the Adviser own in the aggregate more than 50% of the outstanding shares of the Fund. Such shareholders have indicated an intention to vote for the Proposal.

MISCELLANEOUS

Service Providers

Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is the investment adviser to the Fund. BNY Mellon Investment Servicing (US) Inc., with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator and transfer agent to the Fund. Driehaus Securities LLC, 25 East Erie Street, Chicago, Illinois 60611, an affiliate of the Adviser, serves as the distributor of the Fund.

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Proxy Solicitation and Expenses

Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers of the Trust and employees of the Adviser, none of whom will receive any additional compensation for such service. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Adviser.

Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Relationship Management toll-free at 1-888-636-8835.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of the shares present, in person or by proxy, at the Meeting. In the event that a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved by the affirmative vote of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 25 East Erie Street, Chicago, Illinois 60611. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-560-6111.

A copy of the Fund’s annual and semiannual report will be available without charge upon request by writing to the Trust, 25 East Erie Street, Chicago, Illinois 60611, or by calling 1-888-636-8835. Reports will also be available on the Driehaus Mutual Funds website at www.driehaus.com or at the website of the Securities and Exchange Commission at www.sec.gov.

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Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees

[Signature]

Robert H. Gordon President

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Mail in Your Completed Proxy Card

Today In the Enclosed Envelope

DRIEHAUS MUTUAL FUNDS

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

DRIEHAUS FRONTIER EMERGING MARKETS FUND

FORM OF PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

AUGUST 10, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF

DRIEHAUS MUTUAL FUNDS

The undersigned Shareholder(s) of Driehaus Frontier Emerging Markets Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), hereby appoint(s) Michelle L. Cahoon, Robert H. Gordon and Michael P. Kailus (each with full power of substitution) as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on Monday, August 10, 2015 at 10:00 a.m., Central time, at the offices of the Trust at 25 East Erie Street, Chicago, Illinois 60611, and any adjournment thereof and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting or any adjournment thereof.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting to be held on August 10, 2015

The Notice of Special Meeting of Shareholders and the Proxy Statement

are available at www.                    .com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

The Board of Trustees of the Trust recommends a vote “FOR” the following proposal:

Proposal 1:             To change the Fund’s fundamental investment policy regarding concentration.

☐  For            ☐  Against             ☐  Abstain

The undersigned acknowledge(s) receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:             , 2015

Signature	Signature